                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported)  September 21, 2001
                                                ---------------------------


                                 AMERIPATH, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


         000-22313                                      65-0642485
--------------------------                   ---------------------------------
 (Commission File Number)                    (IRS Employer Identification No.)


                                7289 Garden Road
                                    Suite 200
                          Riviera Beach, Florida 33404
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          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code  (561) 845-1850
                                                  ----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------

On September 21, 2001, AmeriPath, Inc. (the "Company") announced that as a result of the tragic events that occurred in New York City, Washington, D.C., and near Pittsburgh, Pennsylvania on September 11, 2001, the Company expects net revenue to be negatively impacted resulting in an EPS shortfall for the third quarter and the year of approximately $.02 to $.04 per share from our previous guidance.

See the Company's Press Release dated September 21, 2001 attached as Exhibit
99.1 hereto, which Exhibit is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financials and Exhibits

(c)    Exhibits

    Exhibit
     Number                            Description
--------------    -------------------------------------------------------------
      99.1        Press Release dated September 21, 2001
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
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      AMERIPATH, INC.



Dated: September 21, 2001             By:/s/ Gregory A. Marsh
                                          Gregory A. Marsh
                                          Vice President and
                                           Chief Financial Officer

                                INDEX TO EXHIBITS

    Exhibit
     Number                            Description
--------------    -------------------------------------------------------------
      99.1        Press Release dated September 21, 2001
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